Exhibit 21.1
SUBSIDIARIES

JURISDICTION
OF
NAME	ORGANIZATION
Advantage Rehabilitation Clinics, Inc.	Massachusetts
American Transitional Hospitals, Inc.	Delaware
Argosy Health, LLC	Delaware
Athens Sports Medicine Clinic, Inc.	Georgia
Atlantic Rehabilitation Services, Inc.	New Jersey
Baseline Rehabilitation, Inc.	Florida
Buendel Physical Therapy, Inc.	Florida
CCISUB, Inc.	North Carolina
C.E.R. — West, Inc.	Michigan
C.O.A.S.T. Institute Physical Therapy, Inc.	California
Caritas Rehab Services, LLC	Kentucky
Cenla Physical Therapy & Rehabilitation Agency, Inc.	Louisiana
Center for Evaluation & Rehabilitation, Inc.	Michigan
CenterTherapy, Inc.	Minnesota
Community Rehab Centers of Massachusetts, Inc.	Massachusetts
Crowley Physical Therapy Clinic, Inc.	Louisiana
Dade Prosthetics & Orthotics, Inc.	Florida
Douglas Avery & Associates, Ltd.	Virginia
Eagle Rehab Corporation	Delaware
Eagle Rehab Corporation	Washington
Elk County Physical Therapy, Inc.	Pennsylvania
Fine, Bryant & Wah, Inc.	Maryland
Gallery Physical Therapy Center, Inc.	Minnesota
Garrett Rehab Services, LLC	Maryland
Georgia Physical Therapy, Inc.	Georgia
Georgia Physical Therapy of West Georgia, Inc.	Georgia
GP Therapy, L.L.C.	Georgia
Great Lakes Specialty Hospital — Hackley, LLC	Delaware
Great Lakes Specialty Hospital — Oak, LLC	Delaware
Greater Sacramento Physical Therapy Associates, Inc.	California
Gulf Breeze Physical Therapy, Inc.	Florida
Hand Therapy and Rehabilitation Associates, Inc.	California
Hand Therapy Associates, Inc.	Arizona
Hawley Physical Therapy, Inc.	California
Hospital Holdings Corporation	Delaware
Hudson Physical Therapy Services, Inc.	New Jersey
Indianapolis Physical Therapy and Sports Medicine, Inc.	Indiana
Intensiva Healthcare Corporation	Delaware
Intensiva Hospital of Greater St. Louis, Inc.	Missouri
Jeffersontown Physical Therapy, LLC	Kentucky
Johnson Physical Therapy, Inc.	Ohio
Joyner Sportsmedicine Institute, Inc.	Pennsylvania
Kentucky Orthopedic Rehabilitation, LLC	Delaware
Kentucky Rehabilitation Services, Inc.	Kentucky
Kessler Assisted Living Corporation	New Jersey
Kessler Care Center at Cedar Grove, Inc.	New Jersey
Kessler Institute for Rehabilitation, Inc.	New Jersey
Kessler Occupational Medicine Centers, Inc.	Florida
Kessler Orthotic & Prosthetic Services, Inc.	Delaware
Kessler Physical Therapy & Rehabilitation, Inc.	New Jersey

JURISDICTION
OF
NAME	ORGANIZATION
Kessler Professional Services, LLC	Delaware
Kessler Rehab Centers, Inc.	Delaware
Kessler Rehabilitation Corporation	Delaware
Kessler Rehabilitation of Maryland, Inc.	Maryland
Kessler Rehabilitation Services, Inc.	New Jersey
Madison Rehabilitation Center, Inc.	Connecticut
MCA Sports of Amarillo, Inc.	Texas
Metro Rehabilitation Services, Inc.	Michigan
Metro Therapy, Inc.	New York
Michigan Therapy Centre, Inc.	Michigan
New England Rehabilitation Center of Southern New Hampshire, Inc.	New Hampshire
Northside Physical Therapy, Inc.	Ohio
NovaCare Occupational Health Services, Inc.	Delaware
NovaCare Outpatient Rehabilitation East, Inc.	Delaware
NovaCare Outpatient Rehabilitation, Inc.	Kansas
NovaCare Rehabilitation, Inc.	Minnesota
NovaCare Rehabilitation of Ohio, Inc.	Ohio
Pacific Rehabilitation & Sports Medicine, Inc.	Delaware
Penn State Hershey Rehabilitation, LLC	Delaware
Peter Trailov R.P.T. Physical Therapy Clinic, Orthopaedic Rehabilitation & Sports Medicine, Ltd.	Illinois
Physical Therapy Associates Inc.	Massachusetts
Physical Therapy Institute, Inc.	Louisiana
PR Acquisition Corporation	California
Pro Active Therapy, Inc.	North Carolina
Pro Active Therapy of Ahoskie, Inc.	North Carolina
Pro Active Therapy of Greenville, Inc.	North Carolina
Pro Active Therapy of North Carolina, Inc.	North Carolina
Pro Active Therapy of Rocky Mount, Inc.	North Carolina
Pro Active Therapy of South Carolina, Inc.	South Carolina
Pro Active Therapy of Virginia, Inc.	Virginia
Professional Sports Care Management, Inc.	Delaware
Professional Therapeutic Services, Inc.	Ohio
Professional Therapy Systems, Inc.	Tennessee
PTSMA, Inc.	Connecticut
Quad City Management, Inc.	Iowa
Raffles Insurance Limited	Cayman Islands
RCI (Colorado), Inc.	Delaware
RCI (Exertec), Inc.	Delaware
RCI (Michigan), Inc.	Delaware
RCI (S.P.O.R.T.), Inc.	Delaware
RCI (WRS), Inc.	Delaware
Rebound Oklahoma, Inc.	Oklahoma
Redwook Pacific Therapies, Inc.	California
Regency Hospitals, LLC	Delaware
Regency Hospital Company, L.L.C.	Delaware
Regency Hospital Company of Macon, LLC	Delaware
Regency Hospital Company of Meridian, L.L.C.	Delaware
Regency Hospital Company of South Atlanta, L.L.C.	Delaware
Regency Hospital Company of South Carolina, L.L.C.	Delaware
Regency Hospital of Albany, LLC	Delaware
Regency Hospital of Atlanta, LLC	Delaware
Regency Hospital of Cincinnati, LLC	Delaware
Regency Hospital of Columbus, LLC	Delaware

JURISDICTION
OF
NAME	ORGANIZATION
Regency Hospital of Covington, LLC	Delaware
Regency Hospital of Fort Worth Holdings, LLC	Delaware
Regency Hospital of Fort Worth, LLLP	Delaware
Regency Hospital of Greenville, LLC	Delaware
Regency Hospital of Jackson, LLC	Delaware
Regency Hospital of Kansas City, LLC	Delaware
Regency Hospital of Minneapolis, LLC	Delaware
Regency Hospital of North Central Ohio, LLC	Delaware
Regency Hospital of North Dallas II, LLLP	Delaware
Regency Hospital of North Dallas Holdings, LLC	Delaware
Regency Hospital of Northwest Arkansas, LLC	Delaware
Regency Hospital of Northwest Indiana, LLC	Delaware
Regency Hospital of Northwest Phoenix, LLC	Delaware
Regency Hospital of Odessa, LLLP	Delaware
Regency Hospital of Odessa Limited Partner, LLC	Delaware
Regency Hospital of Portland, LLC	Delaware
Regency Hospital of Rhode Island, LLC	Delaware
Regency Hospital of Rockford, LLC	Delaware
Regency Hospital of Salt Lake City, LLC	Delaware
Regency Hospital of Southern Mississippi, LLC	Delaware
Regency Hospital of Toledo, LLC	Delaware
Regency Management Company, Inc.	Delaware
RehabClinics, Inc.	Delaware
RehabClinics (GALAXY), Inc.	Illinois
RehabClinics (PTA), Inc.	Delaware
RehabClinics (SPT), Inc.	Delaware
Rehabilitation Center of Washington, D.C., Inc.	Delaware
Rehabilitation Hospital of Vancouver, LLC	Delaware
Rehabilitation Institute of Denton, LLC	Delaware
Rehabilitation Institute of North Texas, LLC	Delaware
RehabClinics Abilene Inc.	Delaware
RehabClinics Dallas, Inc.	Delaware
Rehab Provider Network — East I, Inc.	Delaware
Rehab Provider Network — East II, Inc.	Maryland
Rehab Provider Network — Indiana, Inc.	Indiana
Rehab Provider Network — Michigan, Inc.	Michigan
Rehab Provider Network — New Jersey, Inc.	New Jersey
Rehab Provider Network — Ohio, Inc.	Ohio
Rehab Provider Network — Pennsylvania, Inc.	Pennsylvania
Rehab Provider Network of Colorado, Inc.	Colorado
Rehab Provider Network of Florida, Inc.	Florida
Rehab Provider Network of New Mexico, Inc.	New Mexico
Rehab Provider Network of North Carolina, Inc.	North Carolina
Rehab Provider Network of South Carolina, Inc.	Delaware
Rehab Provider Network of Texas, Inc.	Texas
Rehab Provider Network of Virginia, Inc.	Delaware
RPN of NC, Inc.	Delaware
S.T.A.R.T., Inc.	Massachusetts
Select Air II, Inc.	Pennsylvania
Select Employment Services, Inc.	Delaware
Select Hospital Investors, Inc.	Delaware
SelectMark, Inc.	Delaware
Select Medical Charitable Foundation	Delaware

JURISDICTION
OF
NAME	ORGANIZATION
Select Medical of Kentucky, Inc.	Delaware
Select Medical of Maryland, Inc.	Delaware
Select Medical of New York, Inc.	Delaware
Select Medical Property Ventures, LLC	Delaware
Select Medical Rehabilitation Clinics, Inc.	Delaware
Select Medical Rehabilitation Services, Inc.	Delaware
Select NovaCare — KOP, Inc.	Nevada
Select NovaCare — PBG, Inc.	New York
Select NovaCare — PIT, Inc.	Arizona
Select Physical Therapy/Baptist Rehabilitation Center, LLC	Alabama
Select Physical Therapy Holdings, Inc.	Delaware
Select Physical Therapy Limited Partnership for Better Living	Delaware
Select Physical Therapy Network Services, Inc.	Delaware
Select Physical Therapy of Albuquerque, Ltd.	Alabama
Select Physical Therapy of Birmingham, Ltd.	Alabama
Select Physical Therapy of Blue Springs Limited Partnership	Alabama
Select Physical Therapy of Cave Springs Limited Partnership	Alabama
Select Physical Therapy of Chicago, Inc.	Illinois
Select Physical Therapy of Colorado Springs Limited Partnership	Alabama
Select Physical Therapy of Connecticut Limited Partnership	Alabama
Select Physical Therapy of Denver, Ltd.	Alabama
Select Physical Therapy of Green Bay Limited Partnership	Alabama
Select Physical Therapy of Illinois Limited Partnership	Alabama
Select Physical Therapy of Kendall, Ltd.	Alabama
Select Physical Therapy of Knoxville Limited Partnership	Alabama
Select Physical Therapy of Las Vegas Limited Partnership	Alabama
Select Physical Therapy of Lorain Limited Partnership	Alabama
Select Physical Therapy of Louisville, Ltd.	Alabama
Select Physical Therapy of Michigan, Inc.	Delaware
Select Physical Therapy of Ohio Limited Partnership	Alabama
Select Physical Therapy of Portola Valley Limited Partnership	Alabama
Select Physical Therapy of Scottsdale Limited Partnership	Alabama
Select Physical Therapy of St. Louis Limited Partnership	Alabama
Select Physical Therapy of West Denver Limited Partnership	Alabama
Select Physical Therapy Orthopedic Services, Inc.	Delaware
Select Physical Therapy Texas Limited Partnership	Alabama
Select Provider Networks, Inc.	Delaware
Select Rehabilitation Hospital — Hershey, Inc.	Delaware
Select Software Ventures, LLC	Delaware
Select Specialty Hospital — Downriver, LLC	Delaware
Select Specialty Hospital — Akron, LLC	Delaware
Select Specialty Hospital — Ann Arbor, Inc.	Missouri
Select Specialty Hospital — Arizona, Inc.	Delaware
Select Specialty Hospital — Augusta, Inc.	Delaware
Select Specialty Hospital — Baton Rouge, Inc.	Delaware
Select Specialty Hospital — Battle Creek, Inc.	Missouri
Select Specialty Hospital — Beech Grove, Inc.	Missouri
Select Specialty Hospital — Bloomington, Inc.	Delaware
Select Specialty Hospital — Brevard, Inc.	Delaware
Select Specialty Hospital — Broward, Inc.	Delaware
Select Specialty Hospital — Central Detroit, Inc.	Delaware
Select Specialty Hospital — Central Pennsylvania, L.P.	Delaware
Select Specialty Hospital — Charleston, Inc.	Delaware

JURISDICTION
OF
NAME	ORGANIZATION
Select Specialty Hospital — Cincinnati, Inc.	Missouri
Select Specialty Hospital — Colorado Springs, Inc.	Delaware
Select Specialty Hospital — Columbia, Inc.	Delaware
Select Specialty Hospital — Columbus, Inc.	Delaware
Select Specialty Hospital — Columbus/East, Inc.	Delaware
Select Specialty Hospital — Columbus/University, Inc.	Missouri
Select Specialty Hospital — Conroe, Inc.	Delaware
Select Specialty Hospital — Dallas, Inc.	Delaware
Select Specialty Hospital — Danville, Inc.	Delaware
Select Specialty Hospital — Denver, Inc.	Delaware
Select Specialty Hospital — Des Moines, Inc.	Delaware
Select Specialty Hospital — Durham, Inc.	Delaware
Select Specialty Hospital — Eastern Iowa, Inc.	Delaware
Select Specialty Hospital — Erie, Inc.	Delaware
Select Specialty Hospital — Evansville, Inc.	Missouri
Select Specialty Hospital — Evansville, LLC	Delaware
Select Specialty Hospital — Flint, Inc.	Missouri
Select Specialty Hospital — Fort Smith, Inc.	Missouri
Select Specialty Hospital — Fort Wayne, Inc.	Missouri
Select Specialty Hospital — Gainesville, Inc.	Delaware
Select Specialty Hospital — Greensboro, Inc.	Delaware
Select Specialty Hospital — Grosse Pointe, Inc.	Delaware
Select Specialty Hospital — Gulf Coast, Inc.	Mississippi
Select Specialty Hospital — Houston, L.P.	Delaware
Select Specialty Hospital — Huntsville, Inc.	Delaware
Select Specialty Hospital — Indianapolis, Inc.	Delaware
Select Specialty Hospital — Jackson, Inc.	Delaware
Select Specialty Hospital — Jefferson County, Inc.	Delaware
Select Specialty Hospital — Johnstown, Inc.	Missouri
Select Specialty Hospital — Kalamazoo, Inc.	Delaware
Select Specialty Hospital — Kansas City, Inc.	Missouri
Select Specialty Hospital — Knoxville, Inc.	Delaware
Select Specialty Hospital — Lake, Inc.	Delaware
Select Specialty Hospital — Lansing, Inc.	Delaware
Select Specialty Hospital — Laurel Highlands, Inc.	Delaware
Select Specialty Hospital — Leon, Inc.	Delaware
Select Specialty Hospital — Lexington, Inc.	Delaware
Select Specialty Hospital — Little Rock, Inc.	Delaware
Select Specialty Hospital — Little Rock/BMC, Inc.	Delaware
Select Specialty Hospital — Longview, Inc.	Delaware
Select Specialty Hospital — Louisville, Inc.	Delaware
Select Specialty Hospital — Macomb County, Inc.	Missouri
Select Specialty Hospital — Madison, Inc.	Delaware
Select Specialty Hospital — McKeesport, Inc.	Delaware
Select Specialty Hospital — Memphis, Inc.	Delaware
Select Specialty Hospital — Midland, Inc.	Delaware
Select Specialty Hospital — Milwaukee, Inc.	Delaware
Select Specialty Hospital — Nashville, Inc.	Delaware
Select Specialty Hospital — Newark, Inc.	Delaware
Select Specialty Hospital — North Atlanta, Inc.	Delaware
Select Specialty Hospital — North Knoxville, Inc.	Missouri
Select Specialty Hospital — Northeast New Jersey, Inc.	Delaware
Select Specialty Hospital — Northeast Ohio, Inc.	Missouri

JURISDICTION
OF
NAME	ORGANIZATION
Select Specialty Hospital — Northwest Detroit, Inc.	Delaware
Select Specialty Hospital — Oklahoma City, Inc.	Delaware
Select Specialty Hospital — Oklahoma City/East Campus, Inc.	Missouri
Select Specialty Hospital — Omaha, Inc.	Missouri
Select Specialty Hospital — Orlando, Inc.	Delaware
Select Specialty Hospital — Palm Beach, Inc.	Delaware
Select Specialty Hospital — Panama City, Inc.	Delaware
Select Specialty Hospital — Paramus, Inc.	Delaware
Select Specialty Hospital — Pensacola, Inc.	Delaware
Select Specialty Hospital — Phoenix, Inc.	Delaware
Select Specialty Hospital — Pine Bluff, Inc.	Delaware
Select Specialty Hospital — Pittsburgh, Inc.	Missouri
Select Specialty Hospital — Pittsburgh/UPMC, Inc.	Delaware
Select Specialty Hospital — Plainfield, Inc.	Delaware
Select Specialty Hospital — Pontiac, Inc.	Missouri
Select Specialty Hospital — Quad Cities, Inc.	Delaware
Select Specialty Hospital — Reno, Inc.	Missouri
Select Specialty Hospital — Riverview, Inc.	Delaware
Select Specialty Hospital — Saginaw, Inc.	Delaware
Select Specialty Hospital — San Antonio, Inc.	Delaware
Select Specialty Hospital — Sarasota, Inc.	Delaware
Select Specialty Hospital — Savannah, Inc.	Delaware
Select Specialty Hospital — Sioux Falls, Inc.	Missouri
Select Specialty Hospital — South Dallas, Inc.	Delaware
Select Specialty Hospital — Springfield, Inc.	Delaware
Select Specialty Hospital — St. Lucie, Inc.	Delaware
Select Specialty Hospital — Tallahassee, Inc.	Delaware
Select Specialty Hospital — Topeka, Inc.	Missouri
Select Specialty Hospital — TriCities, Inc.	Delaware
Select Specialty Hospital — Tulsa, Inc.	Delaware
Select Specialty Hospital — Tulsa/Midtown, LLC	Delaware
Select Specialty Hospital — Tupelo, Inc.	Delaware
Select Specialty Hospital — Western Michigan, Inc.	Missouri
Select Specialty Hospital — Western Missouri, Inc.	Delaware
Select Specialty Hospital — Wichita, Inc.	Missouri
Select Specialty Hospital — Wilmington, Inc.	Missouri
Select Specialty Hospital — Winston-Salem, Inc.	Delaware
Select Specialty Hospital — Youngstown, Inc.	Missouri
Select Specialty Hospital — Zanesville, Inc.	Delaware
Select Specialty Hospitals, Inc.	Delaware
Select Subsidiaries, Inc.	Pennsylvania
Select Synergos, Inc.	Delaware
Select Transport, Inc.	Delaware
Select Unit Management, Inc.	Delaware
SemperCare Hospital of Fort Myers, Inc.	Delaware
SemperCare Hospital of Hartford, Inc.	Delaware
SemperCare Hospital of Lakeland, Inc.	Delaware
SemperCare Hospital of Lakewood, Inc.	Delaware
SemperCare Hospital of Mobile, Inc.	Delaware
SemperCare Hospital of Pensacola, Inc.	Delaware
SemperCare Hospital of Sarasota, Inc.	Delaware
SemperCare Hospital of Volusia, Inc.	Delaware
SemperCare Hospital of Washington, Inc.	Delaware

JURISDICTION
OF
NAME	ORGANIZATION
SemperCare, Inc.	Delaware
SLMC Finance Corporation	Delaware
SouthWest Physical Therapy, Inc.	New Mexico
Sports & Orthopedic Rehabilitation Services, Inc.	Florida
SSM Select Rehab St. Louis LLC	Delaware
Stephenson-Holtz, Inc.	California
TheraWorks, Inc.	Texas
The Rehab Group, Inc.	Tennessee
The Rehab Group-Murfreesboro, LLC	Tennessee
TJ Corporation I, L.L.C.	Delaware
Vanguard Rehabilitation, Inc.	Arizona
Victoria Healthcare, Inc.	Florida
Waltham Physical Therapy Associates, Inc.	Massachusetts
Wayzata Physical Therapy Center, Inc.	Minnesota
West Gables Rehabilitation Hospital, LLC	Delaware
West Side Physical Therapy, Inc.	Ohio
West Suburban Health Partners, Inc.	Minnesota